                                                             EXHIBIT 12(A)(1)(C)

                              EL PASO CORPORATION

                         NOTICE OF GUARANTEED DELIVERY

                                      FOR

                           TENDER OF ALL OUTSTANDING
                          9.00% EQUITY SECURITY UNITS

                                IN EXCHANGE FOR

                             COMMON STOCK AND CASH

     This form, or one substantially equivalent hereto, must be used by a holder to accept the exchange offer of El Paso Corporation, a Delaware corporation ("El Paso"), and to tender 9.00% Equity Security Units (the "Equity Security Units") to the exchange agent pursuant to the guaranteed delivery procedures described in "The Exchange Offer -- Procedures for Tendering Equity Security
Units -- Guaranteed Delivery" of the offering memorandum of El Paso, dated October 24, 2003 (the "Offering Memorandum"), and in Instruction 2 to the related Letter of Transmittal. Any holder who wishes to tender Equity Security Units pursuant to such guaranteed delivery procedures must ensure that the exchange agent receives this Notice of Guaranteed Delivery prior to the expiration date (as defined below) of the exchange offer. Certain terms used but not defined herein have the meanings ascribed to them in the Offering Memorandum or the Letter of Transmittal.

THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON NOVEMBER 25, 2003, UNLESS EXTENDED (THE "EXPIRATION DATE"). EQUITY SECURITY UNITS TENDERED IN
  THE EXCHANGE OFFER MAY BE WITHDRAWN AT ANY TIME PRIOR TO 5:00 P.M., NEW YORK
                       CITY TIME, ON THE EXPIRATION DATE.

                 The Exchange Agent for the Exchange Offer is:

                                    THE BANK OF NEW YORK

       By Registered or Certified Mail                   By Facsimile Transmission:
              or Hand Delivery:                       (For Eligible Institutions only)

             The Bank of New York                              (212) 298-1915
 Corporation Trust Operations Reorganization               Confirm by telephone:
                      Unit                                     (212) 815-5098
          101 Barclay Street-7 East
              New York, NY 10286
          Attention: Bernard Arsenec

     DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

     THIS NOTICE OF GUARANTEED DELIVERY IS NOT TO BE USED TO GUARANTEE SIGNATURES. IF A SIGNATURE ON A LETTER OF TRANSMITTAL IS REQUIRED TO BE GUARANTEED BY AN "ELIGIBLE INSTITUTION" UNDER THE INSTRUCTIONS THERETO, SUCH SIGNATURE GUARANTEE MUST APPEAR IN THE APPLICABLE SPACE IN THE BOX PROVIDED ON THE LETTER OF TRANSMITTAL FOR GUARANTEE OF SIGNATURES.

Ladies and Gentlemen:

     The undersigned hereby tenders to El Paso, upon the terms and subject to the conditions set forth in the Offering Memorandum and the related Letter of Transmittal, receipt of which is hereby acknowledged, the number of Equity Security Units set forth below pursuant to the guaranteed delivery procedures set forth in the Offering Memorandum and in Instruction 2 of the Letter of Transmittal.

     The undersigned hereby tenders the Equity Security Units listed below:

                             CERTIFICATE NUMBER(S)
                                   (IF KNOWN)
                            OF EQUITY SECURITY UNITS
                               OR ACCOUNT NUMBER
                               AT THE BOOK ENTRY
      TITLE OF SERIES          TRANSFER FACILITY      NUMBER REPRESENTED  NUMBER TENDERED
      ---------------       ------------------------  ------------------  ---------------
  El Paso's 9.00% Equity
    Security Units........
                                ---------------        ---------------    ---------------

                            PLEASE SIGN AND COMPLETE

Name(s) of Record Holder(s): ---------------------------------------------------

Address(es): -------------------------------------------------------------------

Area Code and Telephone Number(s):---------------------------------------------

Signature(s): ------------------------------------------------------------------

Dated:
-------------------------------------------------------------------------------,
2003

     This Notice of Guaranteed Delivery must be signed by the holder(s) exactly as their name(s) appear on certificates for Equity Security Units or on a security position listing as the owner of Equity Security Units, or by person(s) authorized to become holder(s) by endorsements and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must provide the following information.

                      PLEASE PRINT NAME(S) AND ADDRESS(ES)

Name(s): -----------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Capacity: ----------------------------------------------------------------------

Address(es): -------------------------------------------------------------------

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

                                   GUARANTEE

                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

     The undersigned, a firm which is a member of a registered national securities exchange or of the National Association of Securities Dealers, Inc., or is a commercial bank or trust company having an office or correspondent in the United States, or is otherwise an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, guarantees deposit with the exchange agent of the Letter of Transmittal (or facsimile thereof), together with the Equity Security Units tendered hereby in proper form for transfer (or confirmation of the book-entry transfer of such Equity Security Units into the exchange agent's account at the DTC as described in the Offering Memorandum under the caption "The Exchange Offer -- Procedures for Tendering Equity Security Units -- Book-Entry Transfer" and in the Letter of Transmittal) and any other required documents, all by 5:00 p.m., New York City time, within three New York Stock Exchange trading days following the expiration date.

Name of Firm: ------------------------------------------------------------------

Address: -----------------------------------------------------------------------
--------------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

Area Code and Telephone Number: -----------------------------------------------

Name: --------------------------------------------------------------------------

Title: -------------------------------------------------------------------------
                             (PLEASE TYPE OR PRINT)

Dated:
-------------------------------------------------------------------------------,
2003

     DO NOT SEND EQUITY SECURITY UNITS WITH THIS FORM. ACTUAL SURRENDER OF EQUITY SECURITY UNITS MUST BE MADE PURSUANT TO, AND BE ACCOMPANIED BY, A PROPERLY COMPLETED AND DULY EXECUTED LETTER OF TRANSMITTAL AND ANY OTHER REQUIRED DOCUMENTS.

                 INSTRUCTIONS FOR NOTICE OF GUARANTEED DELIVERY

     1. Delivery of this Notice of Guaranteed Delivery. A properly completed and duly executed copy of this Notice of Guaranteed Delivery and any other documents required by this Notice of Guaranteed Delivery must be received by the exchange agent at its address set forth herein prior to the expiration date. The method of delivery of this Notice of Guaranteed Delivery and any other required documents to the exchange agent is at the election and sole risk of the holder, and the delivery will be deemed made only when actually received by the exchange agent. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. As an alternative to delivery by mail, the holders may wish to consider using an overnight or hand delivery service. In all cases, sufficient time should be allowed to assure timely delivery. For a description of the guaranteed delivery procedures, see Instruction 2 of the Letter of Transmittal.

     2. Signatures on this Notice of Guaranteed Delivery. If this Notice of Guaranteed Delivery is signed by the registered holder(s) of the Equity Security Units referred to herein, the signature must correspond with the name(s) written on the face of the Equity Security Units without alteration, enlargement, or any change whatsoever. If this Notice of Guaranteed Delivery is signed by a participant of the DTC whose name appears on a security position listing as the owner of the Equity Security Units, the signature must correspond with the name shown on the security position listing as the owner of the Equity Security Units.

     If this Notice of Guaranteed Delivery is signed by a person other than the registered holder(s) of any Equity Security Units listed or a participant of the DTC, this Notice of Guaranteed Delivery must be accompanied by appropriate stock powers, signed as the name of the registered holder(s) appears on the Equity Security Units or signed as the name of the participant shown on the DTC's security position listing.

     If this Notice of Guaranteed Delivery is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation, or other person acting in a fiduciary or representative capacity, such person should so indicate when signing and submit with the Letter of Transmittal evidence satisfactory to El Paso of such person's authority to so act.

     3. Requests for Assistance or Additional Copies. Questions and requests for assistance and requests for additional copies of the Offering Memorandum may be directed to the exchange agent at the address specified in the Offering Memorandum. Holders may also contact their broker, dealer, commercial bank, trust company, or other nominee for assistance concerning the exchange offer.

                                        4